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                       METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT UL

                                     METFLEX
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                       SUPPLEMENT DATED NOVEMBER 20, 2008
                                     TO THE
                         PROSPECTUS DATED APRIL 28, 2008

This supplement corrects certain information in the prospectus for your MetFlex Flexible Premium Variable Life Insurance Policy dated April 28, 2008. You should read and retain this supplement.

The following section of the Transaction Fees table on page 8 of the prospectus is corrected to read as follows:

                       WHEN CHARGE                                     MAXIMUM AMOUNT
    CHARGE             IS DEDUCTED         CURRENT AMOUNT DEDUCTED     WE CAN DEDUCT
--------------   ---------------------   ---------------------------   ---------------
Administrative   On payment of premium   Up to 1.05% of each premium   Same as Current
Charge                                   payment.                      Amount
                                         We reduce the charge to
                                         0.05% on the portion of any
                                         premiums paid in a Policy
                                         year above the annual
                                         target premium./3/

In the Transaction Fees table on page 9 of the prospectus, the Interim Term Insurance Benefit "Charge for unisex, issue age 45, nonsmoker, Guaranteed Issue underwriting class" for Policies issued before 1/1/09 and on or after 1/1/09 is $.16 per $1,000 of the term insurance amount rather than $.12 per $1,000 of the term insurance amount.

The following replaces the corresponding paragraph on page 47 of the prospectus:

ADMINISTRATIVE CHARGE: We incur expenses in the administration of the Policy, including our underwriting and start-up expenses. We deduct up to 1.05% (currently, this deduction is .55% in Policy years 1 to 10) of each premium payment primarily to cover this expense, up to a total of payments in any Policy year equal to the annual target premium, and .05% on any excess payments in any Policy year exceeding that total amount. Our charge will never exceed 1.05%.